TONAQUINT, INC.
303 E. Wacker Drive, Suite 1200
Chicago, IL 60601

November 13, 2013

Silver Dragon Resources Inc.
200 Davenport Road
Toronto, Ontario
Canada, M5J 1R2
Attn: Marc M. Hazout

Re: Extension of Payoff Letter

Ladies and Gentlemen:

Reference is made to the letter agreement dated December 19, 2012 (the "Payoff Letter") regarding the payoff of certain notes and other agreements between Silver Dragon Resources Inc., a Delaware corporation ("Silver Dragon") and Tonaquint, Inc., a Utah corporation ("Tonaquint").

Tonaquint and Silver Dragon have agreed to replace all references to September 30, 2013 in the Payoff Letter with December 31, 2013. Silver Dragon will pay to Tonaquint $10.00 in consideration for this extension to the payoff date. All other terms and conditions of the Payoff Letter remain in full force and effect.

This letter and the acknowledgment hereto may be executed in any number of counterparts, each of which when executed and delivered by facsimile transmission or other electronic transmission (e.g. a "pdf" or "tif") or otherwise shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[The next page is the signature page.]

Very truly yours,

TONAQUINT, INC.

By: ______________________
Name: John M Fife
Title: president

AGREED TO AND ACKNOWLEDGED:

SILVER DRAGON RESOURCES INC.

By: ______________________
Name: MARC HAZOUT
Title: PRESIDENT & CEO